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                                                                    EXHIBIT 15.1

                       [PricewaterhouseCoopers Letterhead]

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference of our report dated June 24, 2005, which appears in Linktone Ltd.'s Annual Report on Form 20-F for the year ended December 31, 2004, in the Registration Statements on Forms S-8 (Nos. 333-114752 and 333-124893) of Linktone Ltd.

PricewaterhouseCoopers Zhong Tian CPAs Limited Company

/s/ PricewaterhouseCoopers Zhong Tian CPAs Limited Company

Shanghai, China

June 24, 2005

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